UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2019

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 900, 520-3 Avenue SW
Calgary, Alberta, Canada
T2P 0R3

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Item 7.01	Regulation FD Disclosure

In connection with a proposed private offering of senior notes described in Item 8.01 below, Gran Tierra Energy Inc., a Delaware corporation (“Gran Tierra” or the “Company”), made the following disclosures:

•	Gran Tierra’s main fields have low declines, with five-year forward-looking proved developed producing (PDP) decline rates of approximately 23% at Acordionero, 20% at Costayaco and 18% at Moqueta, as provided for in the report of Gran Tierra’s reserves with an effective date of December 31, 2018, as prepared in accordance with National Instrument 51-101 – Standards of Disclosure for Oil and Gas Activities of the Canadian Securities Administrators (“NI 51-101”) and the Canadian Oil and Gas Evaluation Handbook (“COGEH”) by McDaniel & Associates Consultants Ltd., Gran Tierra’s independent and qualified reserves evaluator.
•	Gran Tierra’s facilities expansion project at the Acordionero field includes the installation of 22 megawatts of gas turbines that will provide electrical power to the field. This is projected to reduce operating expenses in the field by over $1 million per month, which equates to a saving of over $1 per barrels of oil equivalent (BOE) of production.
•	Gran Tierra’s goals are to drill 40 to 50 prospects in the next five years and to test 65 to 75% of its prospective resources.

Disclosure of Reserves and Resources Information and Cautionary Note to U.S. Investors

All reserves, resources and ancillary information contained in this Item 7.01 have been calculated in compliance with NI 51-101 and COGEH. Such information prepared in accordance with NI 51-101 will differ from corresponding information prepared in accordance with applicable U.S. Securities and Exchange Commission (“SEC”) rules and disclosure requirements of the U.S. Financial Accounting Standards Board, and those differences may be material. All reserves, resources and ancillary information are on a working interest before royalties basis. Estimates of resources and future net revenue for individual properties may not reflect the same level of confidence as estimates of resources and future net revenue for all properties, due to the effect of aggregation. In this Form 8-K, the Company uses the term prospective resources. Prospective resources are by their nature more speculative than estimates of proved reserves and would require substantial capital spending over a significant number of years to implement recovery. Actual locations drilled and quantities that may be ultimately recovered from our properties will differ substantially. In addition, we have made no commitment to test or drill, and likely will not drill, all of the drilling locations that have been attributable to these quantities. SEC guidelines prohibit the Company from including prospective resources in filings with the SEC. Investors are urged to consider closely the reserves information prepared in accordance with SEC rules and requirements, as well as the other disclosures and risk factors, in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in the other reports and filings with the SEC, which are available from the Company’s offices or website.

Cautionary Language Regarding Forward-Looking Statements

This Item 7.01 includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts included in this Item 7.01 regarding the Company’s financial position, estimated quantities of reserves, business strategy, plans and objectives of our management for future operations, covenant compliance, capital spending plans and those statements preceded by, followed by or that otherwise include the words “believe”, “expect”, “anticipate”, “intend”, “estimate”, “project”, “target”, “goal”, “will,” “plan”, “objective”, “could”, “should”, or similar expressions or variations on these expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct or that, even if correct, intervening circumstances will not occur to cause actual results to be different than expected. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to, sustained or future declines in commodity prices; potential future impairments and reductions in proved reserve quantities and value; our operations are located in South America, and unexpected problems can arise due to guerilla activity; technical difficulties and operational difficulties may arise which impact the production, transport or sale of our products; geographic, political and weather conditions can impact the production, transport or sale of our products; the risk that current global economic and credit conditions may impact oil prices and oil consumption more than we currently predict; our ability to raise capital; our ability to identify and complete successful acquisitions; our ability to execute business plans; the risk that unexpected delays and difficulties in developing currently owned properties may occur; the timely receipt of regulatory or other required approvals for our operating activities; the failure of exploratory drilling to result in commercial wells; unexpected delays due to the limited availability of drilling equipment and personnel; the risk that current global economic and credit market conditions may impact oil prices and oil consumption more than we currently predict, which could cause us to further modify our strategy and capital spending program; those factors set out in Part I, Item 1A “Risk Factors” in our 2018 Annual Report on Form 10-K, as amended, and in our other filings with the SEC. The information included herein is given as of the date hereof and, except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Item 7.01 to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing by Gran Tierra under the Securities Act, or the Exchange Act, regardless of any general incorporation language contained in such filing.

Item 8.01	Other Information

Notes Offering

On May 9, 2019, Gran Tierra issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that it intends to commence a private offering of senior notes due 2027 (the “Offering”).

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The notes will not be registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Gran Tierra dated May 9, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2019	GRAN TIERRA ENERGY INC.

/s/ Ryan Ellson
By: Ryan Ellson
Chief Financial Officer